UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 9, 2016
CBS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-09553	04-2949533
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

51 West 52nd Street, New York, New York	10019
(Address of principal executive offices)	(zip code)
Registrant’s telephone number, including area code: (212) 975-4321

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement.

On June 9, 2016, CBS Corporation (the “Company) amended and restated its unsecured revolving credit agreement. The Amended and Restated $2.5 Billion Credit Agreement (the “Agreement”) expires in June 2021, subject to up to two one-year extensions of the maturity date by the Company with requisite lender consent. The Agreement was executed by the Company, CBS Operations Inc., and a syndicate of financial institutions, including JPMorgan Chase Bank, N.A., as administrative agent, Citibank, N.A., as syndication agent, and Bank of America, N.A., Deutsche Bank Securities Inc., Goldman Sachs Bank USA, Mizuho Bank, Ltd., Morgan Stanley MUFG Loan Partners, LLC and Wells Fargo Bank, N.A., as co-documentation agents.

The Agreement amends and restates the Company’s previous unsecured $2.5 billion revolving credit agreement dated December 2, 2014, which was due to expire in December 2019.  The Agreement contains provisions substantially similar to those in the Company’s previous credit agreement, including customary representations, warranties and covenants, including a maximum consolidated leverage ratio, and modifications consistent with the Company’s previously announced plans to explore strategic options to separate its radio business.  CBS Operations Inc. acts as guarantor for the Agreement and the Company may designate subsidiary borrowers thereunder for which the Company will act as guarantor.  Borrowing rates are generally based on the London Interbank Offer Rate or the prime rate in the United States plus applicable margins. The Company pays a commitment fee based on the average daily unused commitments under the Agreement.

The above description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Some of the financial institutions party to the Agreement and their respective affiliates have performed, and/or may in the future perform, various commercial banking, investment banking and other financial advisory services in the ordinary course of business for the Company and its subsidiaries for which they have received, and/or will receive, customary fees and commissions.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.    The following Exhibit is filed as a part of this Report on Form 8-K:

Exhibit Number	Description of Exhibit

10.1	Amended and Restated 2.5 Billion Credit Agreement dated June 9, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBS CORPORATION
(Registrant)

By:	/s/ Joseph R. Ianniello
	Name:	Joseph R. Ianniello
	Title:	Chief Operating Officer

Date: June 10, 2016

Exhibit Index

Exhibit Number	Description of Exhibit

10.1	Amended and Restated $2.5 Billion Credit Agreement dated June 9, 2016.

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